Consolidated Statements of Operations (Unaudited) - Diamir Biosciences Corp [Member] - USD ($)	3 Months Ended
	Aug. 31, 2025	Aug. 31, 2024
Total revenue	$ 99,878	$ 208,843
Operating costs and expenses
Cost of service revenue	81,452
Research and development	83,495	188,022
General and administrative	509,630	170,900
Total operating costs and expenses	674,577	358,922
Loss from operations	(574,699)	(150,079)
Other income/(expense)
Other income	142,342
Interest expense	(27,345)	(20,166)
Total other income/(expense)	114,997	(20,166)
Net loss before income taxes	(459,702)	(170,245)
Income tax (benefit) expense	(176,002)	6,030
Net loss	$ (283,700)	$ (176,275)
Net loss per common share, basic (in Dollars per share)	$ (0.06)	$ (0.04)
Net loss per common share, diluted (in Dollars per share)	$ (0.06)	$ (0.04)
Weighted average number of common shares outstanding
Basic (in Shares)	4,440,891	4,440,891
Diluted (in Shares)	4,440,891	4,440,891
Service revenue
Total revenue	$ 99,878
Grant revenue
Total revenue		$ 208,843